INVENTORY AND SPARE PARTS	12 Months Ended
Dec. 31, 2011
INVENTORY AND SPARE PARTS
INVENTORY AND SPARE PARTS

8. INVENTORY AND SPARE PARTS

        Inventory and spare parts as of December 31, 2011 and 2010, comprised the following:

	December 31,
	2011	2010
Handsets and accessories	$223,764	$234,166
Spare parts for telecommunication equipment	28,533	34,687
SIM cards and prepaid phone cards	10,445	21,879
Advertising materials	1,320	2,011
Other materials	27,013	27,213

Total inventory and spare parts	$291,075	$319,956

        Obsolescence expense for the years ended December 31, 2011, 2010 and 2009, amounted to $30.2 million, $27.8 million and $4.1 million, respectively, and was included in general and administrative expenses in the accompanying consolidated statements of operations. Spare parts for telecommunication equipment included in inventory are expected to be utilized within the twelve months following the statement of financial position date.